                              BERNARD CHAUS, INC.
                               800 SECAUCUS ROAD
                          SECAUCUS, NEW JERSEY 07094



                                                                   May 5, 1997


BNY Financial Corporation
1290 Avenue of the Americas
New York, New York   10036

Gentlemen:

                  Reference is made to the Restated and Amended Financing Agreement dated as of February 21, 1995 (as same has been amended, supplemented or otherwise modified, from time to time, the "Financing Agreement") by and between Bernard Chaus, Inc. ("Borrower") and BNY Financial Corporation ("Lender"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

                  Borrower has failed to comply with the provisions of Sections 9(a) (vi), 9(a)(vii) and 9(a)(xvii) of the Financing Agreement for the third quarter of fiscal year 1997 comprising the period from January 1, 1997 through and including March 31, 1997 (the "Period") by failing to maintain: (i) Tangible Net Worth for the Period not less than ($17,250,000),
(ii) Working Capital for the Period not less than ($30,500,000) and (iii) a Profit before taxes (as defined under GAAF) for the Period not less than $500,000.

                  Without in any way limiting any other rights of Lender under the Financing Agreement, by signing below Lender agrees that Borrower's violation of the (i) Tangible Net Worth covenant contained in Section 9(a)(vi) of the Financing Agreement, (ii) Working Capital covenant contained in Section 9(a)(vii) of the Financing Agreement and (iii) Maximum Permitted Loss covenant contained in Section 9(a)(xvii) of the Financing Agreement, each only as respects the Period, is hereby waived, but only to the extent that the actual covenant calculations as be prepared by Borrower do not reflect in any case breaches by Borrower of a magnitude greater than as reflected by the estimated covenant calculations as prepared by Borrower and as attached hereto as
Exhibit 1.

                  Except as expressly waived or otherwise specifically provided herein, all of the representations, warranties, terms, covenants and conditions of the Financing Agreement shall remain unamended and unwaived and shall continue to be and shall remain in full force and effect in accordance with their respective terms. The waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly waived herein and shall not be deemed a waiver of, amendment of, consent to or modification of any other term or provision of


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the Financing Agreement or of any transaction or future action on the part of
Borrower requiring Lender's consent under the Financing Agreement.

                  This letter shall become effective upon receipt by Lender of
(i) four (4) copies of this Waiver Letter executed by Borrower and agreed to by Josephine Chaus as guarantor and (ii) a $25,000 waiver fee, which may be charged to Borrower's loan account with Lender simultaneously with Lender's execution below.

                  This letter may be signed in one or counterparts, each of which taken together shall constitute one and the same agreement.

                                                 Very truly yours,

                                                 BERNARD CHAUS, INC.


                                                 By: /s/ Wayne S. Miller
                                                    --------------------------
                                                 Its: Chief Executive Officer


AGREED AND ACKNOWLEDGED:

/s/ Josephine Chaus
--------------------------
JOSEPHINE CHAUS



AGREED AND ACKNOWLEDGED:

BNY FINANCIAL CORPORATION


By: /s/ Frank Imperato
   -----------------------
Its: Vice President



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                                                                     EXHIBIT 1


                              BERNARD CHAUS, INC.
                             COVENANT CALCULATION
                         QUARTER ENDED MARCH 31, 1997


TANGIBLE NET WORTH

         As calculated:    Equity                             ($47,729,000)
                           Subordinated debt                    25,653,000
                           Goodwill & intangible assets                  0
                                                             --------------
                           Calculated Tangible Net Worth      ($22,076,000)
                                                             ==============

         Minimum required:
                           Tangible Net Worth                 ($17,250,000)
                                                             --------------

WORKING CAPITAL

         As calculated:
                           Current Assets                      $48,492,000
                           Current Liabilities                  72,746,000
                                                             --------------
                           Working Capital                    ($24,254,000)
                                                             ==============

         Minimum required:
                           Working Capital Minimum            ($20,500,000)
                                                             ==============

NET PROFIT (LOSS) BEFORE TAXES
FOR QUARTER ENDED MARCH 31, 1997

         As calculated:                                        ($3,218,000)
                                                             ==============
         Minimum required profit before taxes:                  $  500,000
                                                             ==============




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                                                                     EXHIBIT 1

                                     CHAUS



                                                                May 1, 1997


Mr. Andy Rogow
BNY FINANCIAL CORPORATION
1290 Avenue of the Americas, 3rd Floor
New York, New York   10104

         RE:      FINANCING AGREEMENT BETWEEN US, ORIGINALLY
                  EXECUTED BY YOU ON SEPTEMBER 24, 1991, AS RESTATED AND AMENDED EFFECTIVE AS OF JULY 1, 1992, AS AMENDED AND SUPPLEMENTED AS OF FEBRUARY 21, 1995, AND AS RESTATED AND AMENDED APRIL 29,1997, (THE "FINANCING AGREEMENT")

Dear Andy:

     As detailed by the attached calculations, Bernard Chaus, Inc. is not in compliance with the following covenants:

     9(a)(vi)     Our "Tangible Net Worth" is greater than ($17.3) million.
     9(a)(vii)    Our "Working Capital" is greater than $(20.5) million.
     9(a)(xvii)   Our "Minimum Required Profit" for the quarter is less than
                  $0.5 million.

     We hereby request a waiver of these covenants for the third quarter of fiscal year 1997, the period from January 1, 1997 through and including March 31, 1997. Thank you in advance for your cooperation and assistance in this matter.

                                                    Very truly yours,

                                                    BERNARD CHAUS, INC.

                                                    /s/ Wayne S. Miller

                                                    Wayne S. Miller
                                                    Chief Financial Officer

WSM:nj

             800 Secaucus Road o Secaucus, NJ 07094 o 201-863-4646
                     o Fax 201-863-1171 o Fax 201-863-4269